文件名称：劳动合同样本

编号 Number：__________

劳动合同书
Labor Contract

甲方 Party A：大庆市庆客隆连锁商贸有限公司 Daqing Qingkelong Chain Commerce&Trade Co.,Ltd.

乙方 Party B（劳动者 Employee）：__________________

__________________分店 Branch 性 别 gender：__________________

身份证号码 ID number：__________________

公司地址 Company address：大庆市萨区东风新村经七街 Jing 7th Street, Dongfeng Xincun, Saertu District,Daqing City 原 住 址 Original address：__________________

分店地址 Branch address：________________ 现 住 址 Present address：____________

文件名称：劳动合同样本

根据《中华人民共和国劳动法》等法律、法规规定，双方经平等协商，自愿签订本合同，共同履行本合同所列条款。**This Contract is signed on a mutuality voluntary basis by and between Employer and Employee in accordance with the Labour Law of People's Republic of China, laws and regulations. The two parties agreed to fulfill all the contract terms.**

一、 劳动合同期限

1、Labor Contract Period

第一条 有效期自____年____月____日起至______年____月____日终止；

合计：______个月，其中试用期为_____个月。

(1) Period of validity is from___date,_____month____year to___date,_____month year;

Totally:______month, and in which probation period is _____month.

二、工作内容

2、Work Content

第二条 乙方同意根据甲方工作需要，担任_____________岗位（工种）工作。

（2）Party B agrees to take the posion of_______according to Party A's requirement.

第三条 乙方应当按照甲方的合法要求，按时完成规定工作的数量和质量指标。

文件名称：劳动合同样本

(3) Party B should accomplish quantity and quality target of regulated work according to Party B's legal requirement.

三、劳动保护和劳动条件

3、Labor Protection and Labor Condition

第四条　甲方应当按照国家和省有关规定建立健全劳动安全卫生制度，严格执行劳动安全卫生规程和标准，为乙方提供符合规定的劳动安全卫生条件和必要的劳动防护用品。

(4) Party A should establish sound labor safety and sanitary rules, strictly implement labor safety and sanitary rules and standards according to relevant regulations of the station and province, and provide Party B with regulated labor safety and sanitary condition and necessary labor protection products

第五条　甲方应当按照国家和省的有关规定对从事有职业危害作业的乙方定期进行健康检查。

（5）Party A should provide Party B who is engaged in occupational risk work with regularly physical checkout according to relevant regulations of the station and province.

第六条　甲方应当按照国家和省有关规定对女职工和未成年工实行特殊劳动保护。

(6) Party A should provide particular labor protection to female and minor employees according to relevant regulations of station and province.

第七条　甲方安排乙方从事特殊作业的，应当对乙方进行专门培训并取得特种作业资格。

文件名称：劳动合同样本

（7）If Party A arranges Party B to do special work, he should provide special training to Party B who should get qualification of special work after that.

第八条　乙方必须严格遵守安全操作规程。对甲方管理人员违章指挥、强令冒险作业，有权拒绝执行。

(8) Party B must strictly comply with safe operation rules and have the right to refuse to do the work if Party A manager violates conducting regulation, forcibly ask them to do dangerous work.

四、工作时间和休息休假 4. Working hours and rest on leave

第九条　甲方安排乙方实行________工作制。(9) Party A arranges Party B for the introduction of__________ work system.

第十条　实行标准工时制度的，甲方安排乙方每日工作时间不超过八小时，平均每周工作时间不超过四十小时。甲方保证乙方每周至少休息一日。甲方由于生产经营需要，经与工会和乙方协商后可以延长工作时间，一般每日不得超过一小时；因特殊原因需要延长工作时间的，在保障乙方身体健康的条件下，延长工作时间每日不得超过三小时，每月不得超过三十六小时。(10) Implementation of standard working hours system, Party A gives Party B arrangements for the daily work time is not more than eight hours, the average weekly working time is not more than 40 hours. Party A due to production needs, with the trade unions and Party B's agreements, after consultation can be extended working hours, generally not allowed more than one hour daily; For special reasons that Party B needs to work longer hours, the protection of the health of Party B under the conditions of extension of working hours per day shall not be more than three hours a month may not be more than 36 hours.

第十一条　经劳动保障行政部门批准实行综合计算工时制或者不定时工作制的，其工作时间和休息办法按照有关规定执行。(11) The labor and social security administrative departments approved a comprehensive system of calculating working hours or working from time to time, their working hours and rest means in accordance with the relevant regulations.

第十二条　甲方应当按照国家规定保证乙方的休息权利。(12) Party shall, in accordance with

文件名称：劳动合同样本

state regulations guarantee the rights of Party B for the rest.

五、劳动报酬 5.Salary

第十三条　甲方支付乙方的工资不得低于当地最低工资标准。(13)　The wages Party A pay to Party B must not be lower than the local minimum wage standards.

第十四条　乙方按照甲方规定完成工作任务的，甲方必须以法定货币形式按月足额支付给乙方工资，每月支付乙方工资为____________元，包括国家规定的补贴、津贴、奖金等，其中试用期工资为每月__________元。(14) in accordance with the completion of the work of the task Party A give Party B, the Party A must take the form of legal tender in full monthly wages paid to the party B, pay a monthly wage for the _______ yuan to Party B, Including state subsidies, allowances, bonuses, during probationership One month for wage _______ yuan.

六、职业培训 6. Vocational training

第十五条　甲方应当建立职业培训制度，按照国家规定和本单位实际，有计划地对乙方进行职业培训。(15) Party A should be the establishment of vocational training system in accordance with state regulations and the actual units, systematically provides Party B vocational training.

第十六条　甲方安排乙方从事技术工种工作的，应当在上岗前进行培训，达到相应工种（职业）技能要求后上岗。(16) Party A gives Party B arrangements in the work of the technical work should be carried out before the job training, to the corresponding types of work (occupation) skills requirements for posts.

七、社会保险和福利待遇 7. Social insurance and welfare benefits

第十七条　双方应当按照国家和省以及地方社会保险的有关规定，按时足额缴纳养老、失业和医疗等社会保险费用。(17) The two sides shall, in accordance with national and provincial and local social insurance to the relevant provisions, timely and full payment of old-age pension, unemployment and medical insurance, and other social insurance costs.

第十八条　乙方因工负伤或者患职业病的待遇，按照国家和省有关规定执行。(18) Party B suffering from work-related occupational diseases or the treatment in accordance with national and provincial regulations.

文件名称：劳动合同样本

第十九条　乙方患病或者非因工负伤医疗期待遇按照国家和省有关规定执行。(19) Illness or non-work-related injuries of Party B should have the right in accordance with national and provincial regulations.

第二十条　女职工在孕期、产期、哺乳期待遇按国家和省有关规定执行。(20) During pregnancy, maternity and breast-feeding, Women workers have the right to have treatment in accordance with the country and the relevant regulations.

第二十一条　甲方应当按照国家和省以及地方的有关规定，保障乙方享有其它福利待遇。(21) In accordance with national and provincial and local relevant regulations, Party A shall, Party B protect the enjoyment of other benefits.

八、劳动纪律

8． Labor Discipline

第二十二条　乙方应当遵守甲方依法制定的规章制度；严格遵守劳动安全卫生、生产工艺、操作规程和工作规范；爱护甲方的财产，遵守职业道德和劳动纪律。

(22) Party B shall abide by the rules and regulations formulated in accordance with the law; strictly abide by the labor safety and hygiene, production processes, rules and norms; Love the property of Party A, to comply with professional ethics and labor discipline.

第二十三条　乙方违反劳动纪律，甲方可以依据本单位规章制度给予处分。

(23) If party B violate labor discipline, Party B rules and regulations of the unit can be the basis for action.

九、劳动合同的续订、变更、解除和终止

9. The renewal、change、disarmament and termination of labor contracts.

第二十四条　本合同期满，双方协商同意可以续订。(24) This contract expires, the two sides agreed to renew negotiations.

文件名称：劳动合同样本

第二十五条 有下列情形之一的，经双方协商同意可以变更本合同的相关内容：(25) One of the following situations, the consultation between the two sides agreed that this contract can change the relevant content:

1、经双方协商一致的；1. By mutual consensus

2、订立本合同所依据的客观情况发生重大变化，致使本合同无法履行的；2.Entered into this contract is based on the objective situation of a major change, which would not be able to fulfil the contract;

3、订立本合同所依据的法律、法规、规章发生变化的；3. Entered into this contract is based on the laws, regulations, rules， if they change;

4、法律、法规规定的其他情形。4. Other cases of the Laws and regulations.

第二十六条 经双方协商一致，本合同可以解除。(26) By mutual consensus, this contract can be lifted.

第二十七条 乙方有下列情形之一的，甲方可以解除本合同：(27) Party B is one of the following cases; the Party A may terminate this contract:

1、试用期间被证明不符合录用条件的；1. if Party A do not meet the conditions of employment during the probationership;

2、严重违反劳动纪律或者规章制度的；2. Serious violations of labor discipline or the rules and regulations;

3、严重失职、营私舞弊，对甲方利益造成重大损害的；3. Serious dereliction of duty, jobbery, the interests of the Party of causing significant harm;

4、被依法追究刑事责任的。4. Be prosecuted for criminal liability in accordance with the law.

第二十八条 有下列情形之一的，甲方可以解除本合同，但是应当提前三十日以书面形式通知乙方本人：(28) One of the following situations, the Party A may terminate this contract, However, it should be on the 30th to advance written notice to Party B:

文件名称：劳动合同样本

1、乙方患病或者非因工负伤、医疗期满后，不能从事原工作也不能从事由甲方另行安排的工作的；1. Illness or non-work-related injuries of Party B, after the expiry of health care, can not be engaged in the original work by the Party A or new work;

2、乙方不能胜任工作，经过培训或者调整工作岗位，仍不能胜任的工作的；2. Party B can not be qualified, Party B are not capable of work after trained or adjustment of the workplace;

3、本合同订立时所依据的客观情况发生重大变化，致使本合同无法履行，经协商双方不能就变更本合同达成协议的。3. This contract entered into on the basis of objective circumstances of a major change, which would not be able to fulfil the contract, by consensus the two sides can not reach an agreement on the changes of this contract.

第二十九条　乙方解除本合同，应当提前三十日以书面形式通知甲方。但有下列情形之一的，乙方可以随时通知甲方解除本合同：(29) Party B terminate this contract, it should be on the 30th to advance written notice to Party. However, one of the following circumstances, Party A Party B can be kept informed of the lifting of the contract:

1、在试用期内的；1. The situation in the probationership;

2、甲方未按照本合同约定支付劳动报酬或者提供劳动条件的；2. Party is not in accordance with the contractual payment of remuneration for labor or to provide labor conditions;

3、甲方以暴力、威胁或者非法限制人身自由的手段强迫乙方劳动的。3. Party A forced Party B to labor by means of violence, threats or illegal restriction of personal freedom.

第三十条　有下列情形之一的，甲方不得依据本合同第二十八条的规定解除本合同；(30) One of the following circumstances, Party A shall not be the basis of this contract to lift the provisions of Article 28 of this contract;

1、乙方患病或者负伤，在规定的医疗期内的；1.Party B is ill or injured in the period of the medical provisions;

2、乙方因工负伤或者患职业病并经劳动鉴定委员会确认丧失或者部分丧失劳动能力的；2. If Party B is non-work-related injuries or suffering from occupational diseases and identification of the Labor Committee to confirm some of the loss or loss of the ability to work;

3、女职工在孕期、产期和哺乳期内的；3. Women workers during pregnancy, maternity and breast-feeding period;

文件名称：劳动合同样本

4、法律、行政法规规定的其他情形。4. Other cases of Laws and administrative regulations.

第三十一条　本合同期满或者双方约定的终止条件出现的，本合同即行终止。(31) The expiry of this contract or the termination of the two sides agreed the conditions, this contract shall be terminated.

十、双方认为需要约定的其它事项 Other Issues that Two Parties Need to Agree with Each Other：

第三十二条　双方约定 Bilateral Agreement：

由于双方的聘用关系，乙方将有机会了解并使用甲方的有关商业秘密、专有技术，其中包括但并不限于：(□)《管理手册》;(□)设置平面布置图；(□)员工手册；(□)电脑服务；(□)价格指南；(□)库存物的补充和维持；(□)甲方的财务报表、资产负债表以及其他财务信息；以及甲方供货商及顾客的名单及有关营销资料和信息；(以下简称"商业秘密")。双方认为甲方的商业秘密及专有技术并未全部包括在以上所列各项条款中。乙方在合同期并在合同期结束后，均应对此保密，不得直接或间接地将"商业秘密"向除甲方以外的任何第三方披露，或在其他任何公司、企业、个人或经济组织的经营活动中使用。For employment relationship, Party B will have a chance to know and use relevant business secret and special technology of Party A, in which include but not limited in(I)management manual; (II) installation layout;(III) employee manual;(IV) computer service; (V) price guidance;(VI) supplement and maintenance of stock; (VII) Party A's financial statements, balance sheet and other financial information; vendor and customer list of Party A and

文件名称：劳动合同样本

relevant marketing material and information;(hereafter refers to "business secrets"). Both parties believe that Party A's business secrets and special technology are not completely included in above provisions. Party B should keep them as secrets during and after the contract period, and should not directly or indirectly disclose them to any third party besides Party A or make usage of them in operation activity of any other company、enterprise、individual or economic organization.

如果合同期满或在合同期内终止聘用关系，则乙方必须将所有"商业秘密"归还给甲方，归还的物品包括但并不限于公司内部传阅的各类文件、笔记本、电脑软件、名单、报告以及其他文件。If the contract expires or employment relationship stops during the contract period, Party B have to return all the "business secrets" to Party B and returned items include but not limited in various files for internal read, notebook, computer software, list, report or any other documents.

双方未详尽的内容,依据公司相关规定及员工手册. If there is any unspecified content, please refer to relevant regulation of the company and employee manual.

十一、违约责任 Breach Liabilities

第三十三条　本合同依法订立即具有法律约束力，双方必须履行本合同规定的义务。违反和解除本合同，应当依法支付经济补偿金；给对方造成经济损失的还应当承担赔偿责任。经济补偿、赔偿标准按国家有关规定执行。The contract on law-based signing has legal binding force and both parties must fulfill the duties under the contract. The party involved should pay for economic compensation according to the law if there is any breach or revocation of contract. If any party make

文件名称：劳动合同样本

any economic losses to the other party, he should undertake compensation liability. Economic compensation and compensation standard are implemented according to relevant regulations of the station.

十二、劳动合同鉴证 Labor Contract Verification

第三十四条　劳动合同订立后，应当经劳动保障行政部门鉴证，经双方协商同意，变更或续订的劳动合同应当重新履行鉴证程序。The signed contract should be verified by the Labor and Social Security Administration Department. As both parties agree, any change or renew of the contract should go through the verification procedure again.

十三、劳动争议处理 Labor Disputes

第三十五条　双方因履行本合同发生争议，当事人应当协商解决。协商未解决的，可以向本单位劳动争议调解委员会申请调解或者向劳动争议仲裁委员会申请仲裁。对仲裁裁决不服的，可以向人民法院提起诉讼。Where a labor dispute between the parties takes place during the performance of this Contract, the parties concerned may seek for a settlement through consultation; if can't, either party may apply to the labor dispute committee of their unit for mediation or the labor dispute arbitration committee for arbitration. If one of the parties is not satisfied with the adjudication of arbitration, the party may bring the case to a people's court.

十四、其他 Other Matters

第三十六条　本合同未尽事宜或条款与法律、法规、规章抵触的，按照国家和省的法律、法规、规章规定执行。This contract didn't exert an item or conflicts with laws, regulations, rules,

文件名称：劳动合同样本

taking national and province laws, regulation and rules as quasi-.

第三十七条　本合同一式二份，双方各一份。This Contract shall be in duplicate copies, with one copy for each of the parties.

第三十八条　本合同未经合法授权代签、涂改无效。If it is signed by others without authorization or modified, the contract is deemed to be invalid

甲方：大庆市庆客隆连锁商贸有限公司　乙方签字：________________

Party A　　　　　　　　　　　　　　Party B

公章 Official seal：

____________分店 branch　性　别 gender：________________

公章 Official seal：

法人签字或盖章：______________　身份证号码：________________

Legal person signature or stamp　ID number

签订日期　：_____年____月____日

Signing date:_____date____month____year

鉴证机关（盖章）:______________　鉴证人（盖章）:______________

Verification Office(stamp):　　verification person(stamp)

鉴证日期：______年____月____日

Verification date:_____date____month____year